Exhibit 99.2

Monthly Operating Report ACCRUAL BASIS

CASE NAME: PHI, Inc., et al.

CASE NUMBER: 19-30923-hdh11

JUDGE: Harlin D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	March	2019
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Robert A. Del Genio	Chief Restructuring Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Robert A. Del Genio	4/30/2019
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Trudy McConnaughhay	CFO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Trudy McConnaughhay	4/30/2019
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

COMPARATIVE BALANCE SHEET

		Petition Date 3/14/19	3/31/19	MONTH	MONTH
ASSETS
1	CASH	$ 1,521,227	$ 1,482,726
2	SHORT TERM INVESTMENTS	67,663,452	73,335,815
3	ACCOUNTS RECEIVABLE - (NET)	63,593,129	62,585,376
4	INVENTORY (NET)	38,320,271	39,525,144
5	PREPAID EXPENSES & OTHER	6,803,414	8,779,041
6	OTHER CURRENT ASSETS	984,820	859,278
7	INCOME TAXES RECEIVABLE	384,937	384,937
8	TOTAL CURRENT ASSETS	$ 179,271,250	$ 186,952,316
9	PROPERTY, PLANT & EQUIPMENT (NET)	569,099,800	567,577,555
10	RIGHT OF USE ASSETS	137,327,125	134,799,396
11	RESTRICTED INVESTMENTS	19,788,774	19,788,774
12	OTHER ASSETS	18,280,517	17,206,609
13	DEFERRED INCOME TAXES - ASSETS	2,717,649	932,075
14	GOODWILL		-
15	INTANGIBLES		-
16	TOTAL ASSETS	$ 926,485,115	$ 927,256,725
POSTPETITION LIABILITIES
17	NOTES PAYABLE		-
18	ACCOUNTS PAYABLE		6,883,955
19	ACCRUED EXPENSES		6,642,941
20	CURRENT PORTION OF LONG-TERM DEBT		-
21	LONG TERM DEBT AND CAPITAL LEASE OBLIGATIONS		-
22	DEFERRED INCOME TAXES PAYABLE		-
23	OTHER LONG TERM CREDITS AND LIAB		-
24	LT OPERATING LEASE LIABILITIES		-
25	TOTAL POSTPETITION LIABILITIES		13,526,897
PREPETITION LIABILITIES
26	LONG TERM DEBT AND CAPITAL LEASE OBLIGATIONS	193,735,691	193,735,691
27	PRIORITY DEBT	9,194	9,194
28	UNSECURED DEBT	514,717,622	513,182,310
29	ACCRUED EXPENSES	48,845,696	45,701,306
30	DEFERRED INCOME TAXES PAYABLE		-
31	OTHER LONG TERM CREDITS AND LIAB	1,417,259	1,406,972
32	LT OPERATING LEASE LIABILITIES	110,451,569	110,250,930
33	TOTAL PREPETITION LIABILITIES	869,177,031	864,286,403
34	TOTAL LIABILITIES	869,177,031	877,813,300
EQUITY
35	PREPETITION OWNERS’ EQUITY	57,308,084	49,443,425
36	POSTPETITION CUMULATIVE PROFIT OR (LOSS)
37	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
38	TOTAL EQUITY	57,308,084	49,443,425
39	TOTAL LIABILITIES & OWNERS’ EQUITY	926,485,115	927,256,725

Monthly Operating Report
ACCRUAL BASIS-2
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

INCOME STATEMENT

		3/15/19 - 3/31/19	MONTH	MONTH	MONTH
REVENUES
1	GROSS REVENUES	$ 13,383,146
2	LESS: RETURNS & DISCOUNTS	-
3	NET REVENUE	$ 13,383,146
AIRCRAFT VARIABLE COSTS
4	HUMAN RESOURCES - VC	(1,181,672)
5	OCCUPANCY SUPPLIES - VC	(33,830)
6	NON-AC DEPR - AIRCRAFT - VC	(28,645)
7	Part 145 Maint - VC	570,244
8	UNDER (OVER) GFS UTILIZATION - VC	(176,556)
9	OTHER - AIRCRAFT - VC	(60,737)
10	SPARE PARTS	(532,489)
11	REPAIRS	(323)
12	POWER BY THE HOUR	(2,626,036)
13	FUEL	(516,815)
14	SUPPLY CHAIN ALLOCATION - VC	983,263
15	TOTAL AIRCRAFT VARIABLE COSTS	(3,603,594)
AIRCRAFT FIXED COSTS
16	APPLIED AIRCRAFT FIXED COSTS	2,232
17	AIRCRAFT DEPRECIATION	(1,522,245)
18	AIRCRAFT PROPERTY TAX	(206,616)
19	INSURANCE	(137,687)
20	HELICOPTER RENT	(1,399,285)
21	AIRCRAFT PILOT SALARIES	(1,600,655)
22	AIRCRAFT MECHANIC SALARIES	(1,565,936)
23	SUPPLY CHAIN ALLOCATION	(936,375)
24	TOTAL AIRCRAFT FIXED COSTS	(7,366,568)
COST OF GOODS SOLD
25	COST OF GOODS SOLD	(185,876)
OPERATING EXPENSE
26	HR - OPERATING EXPENSES	(687,823)
27	OCCUPANCY SUPPLIES-OE	(525,150)
28	NON-AC DEPRECIATION - OE	(103,046)
29	NON-AC ALLOCATIONS - OE	197,366
30	OTHER - OPERATING EXPENSES	(1,334,931)
31	EMPLOYEE BENEFITS	(10,069)
32	TOTAL OPERATING EXPENSE	(2,463,654)
SELLING, GENERAL AND ADMIN
33	HUMAN RESOURCES - SG&A	(1,133,282)
34	OCCUPANCY SUPPLIES - SG&A	(128,713)
35	NON-AC DEPRECIATION - SG&A	(89,631)
36	NON-AC ALLOCATION - SG&A	(26,064)
37	OTHER SG&A	(1,922,195)
38	LEGAL AUDIT	(1,466,562)
39	TOTAL SELLING, GENERAL AND ADMIN	(4,766,447)
40	TOTAL OPERATING EXPENSES	(18,386,140)
41	EQUITY NET LOSS	173,638
42	OPERATING INCOME	(4,829,356)
OTHER INCOME & EXPENSES
43	OTHER INCOME/EXPENSES, NET	(1,249,729)
44	EARNINGS BEFORE INCOME TAXES	(6,079,084)
45	INCOME TAX EXPENSE	(1,785,574)
46	NET EARNINGS	(7,864,658)

Monthly Operating Report
ACCRUAL BASIS-3
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

CASH RECEIPTS AND DISBURSEMENTS

		3/15/19 - 3/31/19	MONTH	MONTH	QUARTER
1	CASH - BEGINNING MARCH 15	$ 89,048,896
RECEIPTS FROM OPERATIONS
2	CASH SALES	-
COLLECTION OF ACCOUNTS RECEIVABLE
3	PREPETITION & POSPETITION RECEIPTS	12,872,873
4	TOTAL OPERATING RECEIPTS	$ 12,872,873
NON-OPERATING RECEIPTS
5	TRANSFERS FROM PHI AIR MEDICAL	6,861,387
6	SALE OF ASSETS	-
7	INTEREST INCOME	16,951
8	TOTAL RECEIPTS	$ 19,751,211
OPERATING DISBURSEMENTS
9	NET PAYROLL, PAYROLL TAXES, AND BENEFITS	(9,289,506)
10	MAINTENANCE & MISC EXPENSES	(2,594,255)
11	AIRCRAFT LEASES	(250,685)
12	FUEL	(1,007,551)
13	TAXES	(68,316)
14	TOTAL OPERATING DISBURSEMENTS	$ (13,210,314)
NON-OPERATING DISBURSEMENTS
15	TRANFSERS TO NON-DEBTORS	(163,689)
16	TOTAL NON-OPERATING DISBURSEMENTS	$ (163,689)
REORGANIZATION EXPENSES
17	PROFESSIONAL FEES	-
18	U.S. TRUSTEE FEES	-
19	TOTAL DISBURSEMENTS	(13,374,003)
20	NET CASH FLOW	6,377,209
21	CASH - END OF MONTH	$ 95,426,105

Monthly Operating Report
ACCRUAL BASIS-4
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

ACCOUNTS RECEIVABLE AGING

ACCOUNTS RECEIVABLE AGING (1)			3/31/19	MONTH	MONTH	MONTH
1	0-30		$ 22,971,054
2	31-60		25,811,099
3	61-90		482,663
4	91+		8,632,802
5	TOTAL ACCOUNTS RECEIVABLE		$ 57,897,618
6	AMOUNT CONSIDERED UNCOLLECTIBLE		(4,371,785)
7	ACCOUNTS RECEIVABLE (NET)		$ 53,525,833

AGING OF POSTPETITION TAXES AND PAYABLES
					MONTH: March 15 - 31

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1	FEDERAL	$ 780,448	$ -	$ -	$ -	$ 780,448
2	STATE	608,938	-	-	-	608,938
3	LOCAL	-	-	-	1,325,555	1,325,555
4	OTHER (ATTACH LIST)	665	-	-	61,274	61,939
5	TOTAL TAXES PAYABLE	$ 1,390,051	$ -	$ -	$ 1,386,829	$ 2,776,880

6	ACCOUNTS PAYABLE (1)	(8,322,584)	(3,779,242)	(403,205)	(1,763,808)	(14,268,838)

STATUS OF POSTPETITION TAXES
					MONTH: March 15 - 31

FEDERAL			BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1	WITHHOLDING		$ 1,871,522	$ 79,491	$ (1,948,387)	$ 2,626
2	FICA-EMPLOYEE		810,062	54,867	(863,803)	1,127
3	FICA-EMPLOYER		1,039,390	54,817	(853,266)	240,941
4	UNEMPLOYMENT		44,155	303	-	44,459
5	INCOME		-	-	-	-
6	OTHER (ATTACH LIST)		655,454	247,968	(412,126)	491,296
7	TOTAL FEDERAL TAXES		$ 4,420,582	$ 437,446	$ (4,077,581)	$ 780,448
STATE AND LOCAL
8	WITHHOLDING		516,260	142,926	(393,457)	265,730
9	SALES		267,801	12,517	(21,235)	259,082
10	EXCISE		-	-	-	-
11	UNEMPLOYMENT		72,664	11,462	-	84,126
12	REAL PROPERTY		31,150	6,968	-	38,118
13	PERSONAL PROPERTY		1,052,099	235,338	-	1,287,436
14	OTHER (ATTACH LIST)		51,720	10,219	-	61,939
15	TOTAL STATE & LOCAL		$ 1,991,694	$ 419,430	$ (414,692)	$ 1,996,432
16	TOTAL TAXES		$ 6,412,276	$ 856,876	$ (4,492,273)	$ 2,776,880

Notes:

(1) Includes trade only.

Monthly Operating Report
ACCRUAL BASIS-4
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

	Description	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
OTHER (ATTACH LIST)
PHI, Inc - New Mexico - 2018 Tax Accrual	Income Tax	$ 100			$ 100
PHI, Inc - Arizona - 2018 Tax Accrual	Income Tax	50			50
PHI, Inc - Kentucky - 2018 Tax Accrual	Income Tax	175			175
PHI, Inc - California - 2019 Tax Accrual	Income Tax	333	7		340
PHI, Inc - Arizona - 2019 Tax Accrual	Income Tax	10	2		13
PHI, Inc - Mississippi - 2019 Tax Accrual	Income Tax	3,613	723		4,336
PHI, Inc - New Jersey - 2019 Tax Accrual	Income Tax	417	83		500
PHI, Inc - Texas - 2019 Tax Accrual	Income Tax	47,022	9,404		56,426
Total		$ 51,720	$ 10,219	$ -	$ 61,939

Monthly Operating Report
ACCRUAL BASIS-5
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

							MONTH: March 15 - 31
		BANK RECONCILIATIONS
	Account #1	Account #2	Account #3	Account #4	Account #5	Account #6	Account #7
A. BANK:	Hancock Whitney	Hancock Whitney	Hancock Whitney	Hancock Whitney	Hancock Whitney	HSBC	N/A	TOTAL
B. ACCOUNT NUMBER:	*8820	*8826	*1875	*3040	*5949	*7594	N/A
C. PURPOSE (TYPE):	Commercial Checking	Commercial Checking	Commercial Checking	Commercial Checking	Commercial Checking	Checking	Petty Cash
1 BALANCE PER BANK STATEMENT	$ 2,135,680	$ -	$ 14,862	$ 3,009	$ -	$ 147,586	$ -	$ 2,301,137
2 ADD: TOTAL DEPOSITS NOT CREDITED	-	-	-	-	-	-	-	-
3 SUBTRACT: OUTSTANDING CHECKS	(976,825)	(104,691)	-	-	(2,166)	-	-	(1,083,682)
4 OTHER RECONCILING ITEMS	199,923	34,159	-	834	(53)	-	-	234,863
5 MONTH END BALANCE PER BOOKS	$ 1,358,778	$(70,533)	$ 14,862	$ 3,843	$ (2,219)	$ 147,586	$ 30,408	$ 1,482,725
6 NUMBER OF LAST CHECK WRITTEN	584574	24284	N/A	N/A	N/A - ZBA Sweep	32592

		INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT		PURCHASE PRICE	CURRENT VALUE
7 UBS - Special Projects Account *4A2	N/A	Short Term Money Market Govt Funds		N/A	$50,861,807
8 UBS - Investments *08K	N/A	Short Term Money Market Govt Funds		N/A	-
9 UBS - Main Account *1A2	N/A	Short Term Money Market Govt Funds		N/A	20,800,330
10 UBS - SERP *4A2	N/A	Short Term Money Market Govt Funds		N/A	785,476
11 UBS - Collateral *6A2	N/A	Short Term Money Market Govt Funds		N/A	12,963,976
12 UBS - FX *5A2	N/A	Short Term Money Market Govt Funds		N/A	-
13 Hancock Whitney- Account *8850	9/28/2018	Certificate of Deposit		7,605,000	7,605,375
14 Hancock Whitney- Account *8849	9/28/2018	Certificate of Deposit		100,000	100,005
15 Hancock Whitney- Account *4229	2/1/2019	Certificate of Deposit		8,000	8,000
16 TOTAL INVESTMENTS					$93,124,969

		CASH
17 CURRENCY ON HAND					-

18 TOTAL CASH - END OF MONTH					$ 94,607,694

Monthly Operating Report
ACCRUAL BASIS-6
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

MONTH: March 15 - 31
PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1 None	N/A	N/A	N/A
2
3
4
5
6 TOTAL PAYMENTS TO INSIDERS		$ -	$ -

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1 None	N/A	N/A	N/A	N/A	N/A
2
3
4
5
6 TOTAL PAYMENTS TO PROFESSIONALS

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
NAME OF CREDITOR(1)	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1 Blue Torch Finance LLC	N/A	N/A	N/A
2 Thirty Two, LLC	N/A	N/A	N/A
3 GUARDIAN SHARED SERVICES LTD	10,075	10,075	-
4 GUARDIAN SHARED SERVICES LTD	13,288	13,288	-
5 REDACTED	REDACTED	REDACTED	REDACTED
6 REDACTED	REDACTED	REDACTED	REDACTED
7 REDACTED	REDACTED	REDACTED	REDACTED
8 REDACTED	REDACTED	REDACTED	REDACTED
9 ECONO CAR RENTALS LIMITED	3,729	3,729	-
10 TOTAL	27,092	27,092	-

Notes:

(1)	Certain information has been redacted due to the nature of an agreement between the Debtor and a third party.

Monthly Operating Report
ACCRUAL BASIS-7
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

MONTH: March 15 - 31
QUESTIONNAIRE
		YES	NO
1	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	No	No
2	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?	No	No
3	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	N/A	N/A
4	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	Yes	Yes
5	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	No	No
6	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?	No	No
7	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?	No	No
8	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	No	No
9	ARE ANY OTHER POSTPETITION TAXES PAST DUE?	No	No
10	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	Yes	Yes
11	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	Yes	Yes
12	ARE ANY WAGE PAYMENTS PAST DUE?	No	No

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED

EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(4)

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay or Honor Prepetition Obligations to Certain Critical Vendors, (II) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Critical Vendors Obligations, and (III) Granting Related Relief [Docket No. 65] and the Final Order (I) Authorizing the Debtors to Pay or Honor Prepetition Obligations to Certain Critical Vendors, (II) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Critical Vendors Obligations, and (III) Granting Related Relief [Docket No. 277], the Bankruptcy Court granted the Debtors authority to pay prepetition debts owed to critical vendors.

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay Certain Prepetition Salaries, Wages, and Compensation, (II) Authorizing the Continuation of Employee Benefit Programs, (III) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Employee Obligations and (IV) Granting Related Relief [Docket No. 66], the Amended Interim Order (I) Authorizing the Debtors to Pay Certain Prepetition Salaries, Wages, and Compensation, (II) Authorizing the Continuation of Employee Benefit Programs, (III) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Employee Obligations and (IV) Granting Related Relief [Docket No. 124] and the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Salaries, Wages, and Compensation, (II) Authorizing the Continuation of Employee Benefit Programs, (III) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Employee Obligations and (IV) Granting Related Relief [Docket No. 213], the Bankruptcy Court granted the Debtors authority to pay or honor certain pre-petition obligations for wages, salaries and other compensation and employee benefits.

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay Prepetition Claims of Shippers, Warehousemen, and Other Lien Claimants and (II) Granting Related Relief [Docket No. 67] and the Final Order (I) Authorizing the Debtors to Pay Prepetition Claims of Shippers, Warehousemen, and Other Lien Claimants and (II) Granting Related Relief [Docket No. 279], the Bankruptcy Court granted the Debtors authority to pay prepetition debts owed to shippers, warehousemen and other lien claimants.

Pursuant to the Interim Order (I) Authorizing the Debtors to Continue Their Insurance Policies and Pay Prepetition Obligations in Respect Thereof and (II) Granting Related Relief [Docket No. 71] and the Final Order (I) Authorizing the Debtors to Continue Their Insurance Policies and Pay Prepetition Obligations in Respect Thereof and (II) Granting Related Relief [Docket No. 281], the Bankruptcy Court granted the Debtors authority to pay prepetition insurance obligations in connection with their insurance policies.

Pursuant to the Order (I) Authorizing the Debtors to Honor Certain Prepetition Obligations to Customers, (II) Authorizing the Debtors to Continue Their Customer Program in the Ordinary Course of Business, and (III) Granting Related Relief [Docket No. 73], the Bankruptcy Court granted the Debtors authority to pay prepetition customer obligations.

Pursuant to the Interim Order (I) Authorizing the Debtors to Maintain, Administer and Modify Their Refund Programs and Practices and (II) Granting Related Relief [Docket No. 74] and the Final Order (I) Authorizing the Debtors to Maintain, Administer and Modify Their Refund Programs and Practices and (II) Granting Related Relief [Docket No. 280], the Bankruptcy Court granted the Debtors authority to pay prepetition patient refunds.

(10)	Postpetition delinquent amounts are incurred in the ordinary course and reflect delays in receipt of invoices and invoice reconciliation.

(11)

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay Certain Prepetition Taxes and (II) Granting Related Relief [Docket No. 70] and the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Taxes and (II) Granting Related Relief [Docket No. 275], the Bankruptcy Court granted the Debtors authority to pay prepetition taxes.

Monthly Operating Report
ACCRUAL BASIS-7
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

INSURANCE
		YES	NO
1	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN

CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION

BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Property	Zurich American	02/01/2019-02/01/2020	389,169 annually
Excess Flood	Aspen Specialty	02/01/2019-02/01/2020	27,359 annually
Excess Flood	James River	02/01/2019-02/01/2020	25,909 annually
Excess Flood	Evanston	02/01/2019-02/01/2020	31,455 annually
Medical Professional Liability	Capitol Specialty	02/01/2019-02/01/2020	235,048 annually
Medical Professional Liability (excess)	Illinois Union	02/01/2019-02/01/2020	51,600 annually
Medical Professional Liability (excess)	Endurance American	02/01/2019-02/01/2020	57,482 annually
Medical Professional Liability (excess)	Beazley	02/01/2019-02/01/2020	56,760 annually
Medical Professional Liability (excess)	QBE Insurance Limited	02/01/2019-02/01/2020	15,000 annually
Excess Spares	Energy Risk Limited via Lloyds	02/01/2019-02/01/2020	123,750 annually
Pollution Liability	Beazley	02/01/2018-02/01/2021	167,760 3 years
Special Crime	US Specialty (Tokio Marine/HCC)	02/20/2018-02/20/2021	14,520 3 years
Cyber Liability	Lloyds, London - Brit / Kiln	05/01/2018-05/01/2019	68,153 annually
Business Auto Liability	Starr Indemnity & Liability	05/01/2018-05/01/2019	186,181 annually
Workers Comp	Starr Indemnity & Liability	05/01/2018-05/01/2019	57,905 monthly
Defense Base Act WC	Allied World	05/01/2018-05/01/2019	21,000 annually
Excess WC/EL/Auto Liability	Starr Indemnity & Liability	05/01/2018-05/01/2019	60,000 annually
Foreign Master Placement	ACE American (Chubb)	05/01/2018-05/01/2019	302,789 annually
Crime	Great American	05/01/2018-05/01/2019	18,481 annually
Fiduciary	QBE	05/01/2018-05/01/2019	20,000 annually
Fiduciary (excess)	US Specialty (Tokio Marine/HCC)	05/01/2018-05/01/2019	12,000 annually
Employment Practices Liability	Federal Insurance (Chubb)	05/01/2018-05/01/2019	63,300 annually
D&O	QBE	05/01/2018-05/01/2019	125,000 annually
D&O (excess)	ACE American (Chubb)	05/01/2018-05/01/2019	67,000 annually
D&O (excess)	Great American	05/01/2018-05/01/2019	40,000 annually
D&O (excess)	Endurance American (Sompo)	05/01/2018-05/01/2019	30,000 annually
D&O (excess)	Axis	05/01/2018-05/01/2019	28,000 annually
D&O (excess)	US Specialty (Tokio Marine/HCC)	05/01/2018-05/01/2019	34,000 annually
D&O (excess)	Starr Indemnity & Liability	05/01/2018-05/01/2019	27,000 annually
D&O - 6 mo extension/6yr tail	QBE	05/01/2019-11/01/2019	585,000 one time
D&O (excess) - 6 mo extension/6 yr tail	ACE American (Chubb)	05/01/2019-11/01/2019	306,860 one time
D&O (excess) - 6 mo extension/6 yr tail	Great American	05/01/2019-11/01/2019	174,000 one time
D&O (excess) - 6 mo extension/6 yr tail	Endurance American (Sompo)	05/01/2019-11/01/2019	120,000 one time
D&O (excess) - 6 mo extension/6 yr tail	Axis	05/01/2019-11/01/2019	109,200 one time
D&O (excess) - 6 mo extension/6 yr tail	US Specialty (Tokio Marine/HCC)	05/01/2019-11/01/2019	136,000 one time
D&O (excess) - 6 mo extension/6 yr tail	Starr Indemnity & Liability	05/01/2019-11/01/2019	101,250 one time
Hull, Spares, Liability & War	Allianz Global Risks US - lead	08/01/2017-08/01/2019	586,031 monthly
Excess Hull Liability	QBE North America	08/01/2017-08/01/2019	6,325 monthly